Exhibit 99.2

                                  DOMINIX, INC.
                               40 MARQUETTE DRIVE
                            SMITHTOWN, NEW YORK 11787

                                                                December 8, 2003
Raymond Barton
9 Fowler Lane
Mt. Sinai, New York 11766

Dear Ray:

This letter sets forth the agreement regarding your employment (the "Agreement") with Dominix, Inc. (the "Company"), a Delaware corporation that comprises the businesses of its two recently acquired wholly- owned subsidiaries Jade Entertainment Group, Inc., a New York corporation ("Jade") and MarketShare Recovery, Inc., a New York corporation ("MSR")(the "Business"), upon the terms and conditions set forth herein.

Start Date:                         December 8, 2003

Employment Term:                    The term  will be for a period  of three (3)
                                    years  through  December  8, 2006  ("Initial
                                    Term") provided that the Initial Term may be
                                    automatically  extended  for up to  two  (2)
                                    additional   twelve  month  periods   unless
                                    either  party  gives  written  notice to the
                                    other to not  proceed  with such  renewal at
                                    least   sixty   (60)   days   prior  to  the
                                    expiration  of the then  existing  term (the
                                    "Renewal Term").

                                    Either the Company or you may terminate your
                                    employment  during the  Initial  Term or any
                                    Renewal Term for any reason, with or without
                                    Cause,   provided  however,   you  agree  to
                                    deliver to the Company written notice of such termination at least one hundred twenty
                                    (120)  days  prior  to  your  last  date  of
                                    employment.

Title and Duties:                   You  will be  employed  in the  position  of
                                    Chief  Executive   Officer  of  the  Company
                                    working  from  the   headquarters   of  Jade
                                    presently  located at 95 Broadhollow  Road -
                                    Suite 101,  Melville,  New York 11747, or at
                                    such  other  New  York  City or Long  Island
                                    address as the Company shall designate. Your
                                    duties  and  responsibilities  shall be on a
                                    full-time basis and shall be subject, at all
                                    times,  to the direction and  supervision of
                                    the Company's Board of Directors  ("Board").
                                    Your responsibilities shall include, but not
                                    limited to,  using your best  efforts to (i)
                                    oversee,   together  with   executives   and
                                    consultants of the Company,  its parent,  or
                                    its  affiliates  and   subsidiaries  in  the
                                    structuring  and  negotiation  of licensing,
                                    sales or related commercial transactions for
                                    Jade  and  MSR   Products;   (ii)   develop,
                                    supervise  and execute the overall  business
                                    strategy   to  develop   the  Jade  and  MSR
                                    Businesses;    (iv)   participate   in   the
                                    preparation   of   financial   budgets   and
                                    operating plans for the Company, its parent,
                                    and its  affiliates and  subsidiaries  along
                                    with  the   Company's   SEC   filings;   (v)
                                    participate  in the  analysis  of  potential
                                    acquisition,   joint  venture,   merger  and
                                    similar   type  of   transactions   for  the
                                    Company,  its  parent,  and  affiliates  and
                                    subsidiaries;   (vi)   participate   in  the
                                    raising  of  capital  for the  Company,  its
                                    parent,    affiliates    and    subsidiaries
                                    operations;  (v) supervise the Company,  its
                                    parent,  and  affiliates  and  subsidiaries'
                                    personnel  in  the   performance   of  their
                                    duties, and (vi) to carry out such other matters of a similar nature as directed by a member of the Company's Board.


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



 Base Salary:                       During each twelve (12) month  period of the
                                    Initial Term and any Renewal Term, you will be paid a base salary of $100,000 ("Base
                                    Salary"), payable in accordance with the Company's normal payroll practice, which is presently bi-weekly.

Quarterly Bonus:                    In addition to your Base Salary,  during the
                                    initial  twelve  (12)  month  period  of the
                                    Initial  Term,   you  will  be  entitled  to
                                    receive   a    performance    based    bonus
                                    ("Quarterly Bonus") calculated and payable on a quarterly basis in arrears, which will be equal to 2% of the Company's consolidated gross revenue derived from the operations of Jade and MSR for the prior calendar quarter, up to a maximum of $20,000 per quarter.

                                    Quarterly Bonus's earned shall be payable thirty (30) days following the end of the last calendar month of the prior quarter.

Compensation Reviews:               Base  Salary   reviews  shall  be  performed
                                    annually on each  anniversary  of your Start
                                    Date.  Any  increases in Base Salary or cash
                                    bonuses,   or   any   continuation   of  the
                                    Quarterly  Bonus  beyond the initial  twelve
                                    (12)  month  period,  shall  be  made in the
                                    Company's   discretion  on  the  appropriate
                                    anniversary date by the independent members of the Company's Board of Directors (or
                                    Compensation Committee if so formed), or by the non-interested members of the Company's
                                    Board of Directors if no independent members are elected, pursuant to both the Company's guidelines as they exist from time to time, and the Company's overall financial, as well as your individual, performance.

Severance:                          In  the  event  that  your   employment   is
                                    terminated without Cause by the Company,  or
                                    you terminate your employment for Cause, you
                                    shall be entitled to  severance  at the rate
                                    provided   by  your   Base   Salary  on  the
                                    following basis:

        Months employed                 months of severance payment

             0-12                                       4
             12-24                                      9
             after 24                                  12

Benefits:                           You will be eligible to  participate  in any
                                    management  bonus plan and  entitled to such
                                    benefits,   health  insurance  and  vacation
                                    which are, or will be, provided to other senior executives of the Company.

Expenses:                           You will be  reimbursed  upon  submission of
                                    appropriate documentation for all reasonable
                                    expenses  including travel (local and out of
                                    town) incurred by you in the  performance of
                                    your employment hereunder, provided however,
                                    that you shall  not incur any such  expenses
                                    in  excess  of  $3,000   without  the  prior
                                    written consent of an independent member of the Board or an authorized financial officer of the Company.



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

Termination:                        (a) Your employment shall terminate upon the
                                    first to occur of the following:

                                    (1) The expiration of the Initial Term or any Renewal Term specified above.

                                    (2) Upon your (i) death or (ii) permanent disability or incapacity.

                                    (3) For Cause.  The  Company  shall have the
                                    right  to  terminate  your  employment  upon
                                    twenty-four  (24) hours'  written  notice to
                                    you  For  Cause.   The   grounds   for  such
                                    termination For Cause shall be:

                                          (i) a material, uncured breach of your
                                          agreement  of  employment   hereunder,
                                          including,   but  not   limited  to  a
                                          violation   of  any   non-competition,
                                          non-solicitation   or  confidentiality
                                          provisions hereinafter set forth,

                                          (ii)   Your    arrest    for    fraud,
                                          embezzlement,  bribery,  act of  moral
                                          turpitude  or  any  felonious  offense
                                          (other than  strictly a motor  vehicle
                                          matter, provided that a conviction for
                                          a motor  vehicle  matter  other than a
                                          minor traffic  violation,  constitutes
                                          grounds for termination For Cause); or

                                          (iii)  Your  commission  of any act of
                                          fraud,  dishonesty  or  negligence  in
                                          connection  with  the  performance  of
                                          your  duties  as an  employee  of  the
                                          Company; or

                                          (iv) Your willful and repeated failure
                                          or refusal  (unremedied after five (5)
                                          business days written  notice from the
                                          Company of such failure or refusal) to
                                          perform      your      duties      and
                                          responsibilities as are established by
                                          the  Company's  Board of Directors (or
                                          Audit Committee), from time to time.

                                    (4) Upon written notice from either the Company, or you, which notice if delivered by you shall be received by the Company no less than one hundred twenty (120) days prior to the date of termination and if delivered by the Company, shall be received by you no less than thirty (30) days prior to the date of termination.

                                    (b)   Except   as   otherwise    stated   in
                                    "Severance" above, if you are terminated for
                                    Cause,  the  Company  shall  have no further
                                    financial  or  other   obligations   to  you
                                    following the last date of employment.



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

Agreement Not To Compete:           In  consideration  of the  above,  you agree
                                    that during the Initial  Term or any Renewal
                                    Term, and for twelve (12) months following the expiration of such term or earlier termination of your employment, you shall not either for yourself or on behalf of any other person, partnership, corporation or entity, directly or indirectly or by action in concert with others:

                                    (a)  interfere  with any of the Company's or
                                    its parent, affiliates' or its subsidiaries'
                                    relationships with, or endeavor to employ or
                                    entice  away from the Company or its parent,
                                    affiliates or its  subsidiaries,  any person
                                    who,  at  any  time  on or  after  the  date
                                    hereof,  is or shall be an  employee  of the
                                    Company  or its  parent,  affiliates  or its
                                    subsidiaries or under some other contractual
                                    relationship  with  the  Company,  interfere
                                    with  or  seek  to   adversely   alter   the
                                    Company's or its parent, affiliates or its subsidiaries' relationship with, solicit or divert any supplier, licensee or distributor of the Company or its parent, affiliates or its subsidiaries; or

                                    (b)  seek  or  obtain  employment  with,  or
                                    provide  services  to, any party that has in
                                    the  past   twelve   (12)   months   had  an
                                    agreement,   or  engaged  in  any   business
                                    transaction of a material nature with the Company.

Property Rights:                    With respect to information,  inventions and
                                    discoveries or any interest in any copyright
                                    and/or  property  right  developed,  made or
                                    conceived  of by you,  either  alone or with
                                    others,  at any time during your  employment
                                    by the  Company  and  whether  or not within
                                    working   hours  (and   written  six  months
                                    thereafter) arising out of such employment or pertinent to any field of business or research in which, during such employment, the Company is engaged or (if such is known to or ascertainable by you) is considering engaging, you agree:

                                    (a) that all  such  information,  inventions
                                    and  discoveries  or  any  interest  in  any
                                    copyright   and/or  other  property   right,
                                    whether or not patented or patentable, shall
                                    be and remain the exclusive  property of the
                                    Company,  whether or not it is  protected or
                                    protectible    under   applicable    patent,
                                    trademark,  service mark, copyright or trade
                                    secret  laws which shall be deemed work made
                                    for hire as defined  in  Section  101 of the
                                    Copyright Act, 15 U.S.C.  Section 101. If it
                                    is  determined  that any such  works are not
                                    works made for hire,  you  hereby  assign to
                                    the  Company  all of your  right,  title and
                                    interest, including all rights of copyright,
                                    patent,  and  other  intellectual   property
                                    rights, to or in such work product;

                                    (b) to disclose  promptly  to an  authorized
                                    representative   of  the  Company  all  such
                                    information, inventions and discoveries or any copyright and/or other property right and all information in your possession as to possible applications and uses thereof;

                                    (c)  not  to  file  any  patent  application
                                    relating to any such invention or discovery except with the prior written consent of an authorized officer of the Company (other than yourself);



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

                                    (d) that you hereby  waive and  release  any
                                    and all  rights  you may have in and to such
                                    information,  inventions and discoveries and
                                    hereby  assign  to the  Company  and/or  its
                                    nominees  all  of  your  right,   title  and
                                    interest in them and all your  right,  title
                                    and   interest   in   any   patent,   patent
                                    application, copyright or other property right based thereon. You hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as your agent and attorney-in-fact to act for you and in your behalf and stead to execute and file any document and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of any such patent, patent application, copyright or other property right with the same force and effects as if executed and delivered by you; and

                                    (e)  at the  request  of  the  Company,  and
                                    without  expense  to you,  to  execute  such
                                    documents and perform such other acts as the
                                    Company deems necessary or appropriate,  for
                                    the  Company  to  obtain   patents  on  such
                                    inventions in a jurisdictions designated by the Company, and to assign to the Company or its designees such inventions and any and all patent applications and patents relating thereto.

Confidentiality:                    With respect to the information,  inventions
                                    and  discoveries  referred to above and also
                                    with  respect  to  all  other   information,
                                    whatever  its  nature  and form and  whether
                                    obtained   orally,   by  observation,   from
                                    Materials  (as defined  below) or  otherwise
                                    (except  such  as  is  generally   available
                                    through  publication),  obtained  by you and
                                    relating  to  any  invention,   improvement,
                                    enhancement,   product,  know-how,  formula,
                                    software,   process,   apparatus,    design,
                                    drawings,  codes,  data printouts,  magnetic
                                    tapes and disks,  recordings,  marketing and
                                    sales   programs,   financial   projections,
                                    concept or other creation,  or to any use of
                                    any of them,  or to  materials,  tolerances,
                                    specifications,  costs  (including,  without
                                    limitation,  manufacturing  costs),  pricing
                                    formulae, or to any plans of the Company, or
                                    to any other  trade  secret  or  proprietary
                                    information  of the Company,  related to the
                                    Business  and  operations  of the Company or
                                    the    Company's    customers,     strategic
                                    alliances, licensors, parent, subsidiaries and affiliates, you agree:

                                    (a) to hold all such information, inventions and discoveries which have not otherwise become public knowledge in strict confidence and not to publish or otherwise disclose any thereof to any person or entity other than the Company except with the prior written consent of an authorized officer of the Company or as may be required by law;

                                    (b) to take all reasonable precautions to assure that all such information, inventions and discoveries are properly protected from access by unauthorized persons;

                                    (c) to make no use of nor exploit in any way any such information, invention or discovery except as required in the performance of your employment duties of the Company; and



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

                                    (d) upon  termination of your  employment by
                                    the Company,  or at any time upon request of
                                    the Company,  to deliver to it all Materials
                                    (as  defined  below)  and  all   substances,
                                    models,  software,  prototypes  and the like
                                    containing   or   relating   to   any   such
                                    information, invention or discovery, all of which Materials (as defined below) and other things shall be and remain the exclusive property of the Company.

                                    For  purposes  of this  Agreement,  the term
                                    "Materials"  includes,  without  limitation,
                                    letters,    memoranda,    reports,    notes,
                                    notebooks,  books  of  accounts,   drawings,
                                    prints,    marketing   materials,    product
                                    designs, specifications, formulae, software,
                                    data   printouts,    microfilms,    e-mails,
                                    magnetic tapes and disks and other documents and recordings, together with all copies, excerpts and summaries, thereof.

Indemnity:                          You  shall be  indemnified  for all  claims,
                                    liabilities,   damages,  losses,  costs  and
                                    expenses  of any nature,  including  but not
                                    limited  to,  reasonable   attorneys'  fees,
                                    judgments,  settlement,  fines and penalties
                                    that are incurred by you in connection  with
                                    the  performance  of your duties  under this
                                    Agreement  unless the claim or alleged claim
                                    is based in  whole or in part  upon  acts or
                                    omissions   by  you   constituting   willful
                                    misconduct, gross negligence or fraud.

Miscellaneous:                      We  agree  that  it  is  our  intention  and
                                    covenant    that   your    employment    and
                                    performance thereunder be governed by and construed under the laws of the State of New
                                    York concerning contracts to be made and performed wholly within such state, without regard to any conflict of law principles and that any dispute between the parties of any kind shall be adjudicated exclusively in the courts of the State of New York.

                                    (a)  This   letter  sets  forth  the  entire
                                    agreement  regarding your employment and may
                                    not be modified or changed  except by mutual
                                    written    agreement.    Your    obligations
                                    hereunder may not be assigned by you. Your employment agreement is assignable by the Company to a wholly-owned subsidiary or in the event of any sale, merger, or similar transaction by the Company with a third party or a related party.

                                    (b)  You  represent  and  warrant  that  the
                                    execution,  delivery and  performance by you
                                    of   this    Agreement   and   the   matters
                                    contemplated  thereunder  does not, and will
                                    not,  violate,  result  in a breach  of,  or
                                    constitute a default  under any agreement or
                                    arrangement  to which  you are a party.  You
                                    also represent and warrant that you have had
                                    the  opportunity to consult with the counsel
                                    of  your  choice  in  the   negotiation  and
                                    execution of this Agreement and that you are satisfied that you have been adequately and independently represented.

                                    (c) The invalidity of all or any part of any paragraph or subparagraph of this Agreement shall not render invalid the remainder of the Agreement and obligations contemplated hereunder.



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                                    (d) This Agreement may be executed in two or
                                    more counterparts, each of which shall be deemed an original, but all of which when together, shall constitute one and the same agreement.

                                    (e) Any notice given  hereunder  shall be in
                                    writing and either  delivered in person,  by
                                    nationally  recognized overnight courier, or
                                    be registered or certified first class mail,
                                    (postage  prepaid,   addressed)  if  to  the
                                    Company  at  Dominix,   Inc.,  40  Marquette
                                    Drive,  Smithtown,  New  York  11787,  attn:
                                    Chairman  of  the  Board  and  (b) if to the
                                    Employee at the address noted above. Notices
                                    delivered  personally  shall be deemed given
                                    as  of  actual  receipt;  notices  sent  via
                                    facsimile transmission shall be deemed given
                                    as of one  business day  following  sender's
                                    receipt from sender's  facsimile  machine of
                                    written    confirmation    of   transmission
                                    thereof; notices sent by overnight courier shall be deemed as given as of one business day following sending; and notices mailed shall be deemed given as of five business days after proper mailing. Any party may change its address in notice given to the other party in accordance with this Section
                                    (e).

                                    (f) Each party  shall  fully  indemnify  the
                                    other for all claims, liabilities,  damages,
                                    losses,  costs and  expenses  of any nature,
                                    including  but not  limited  to,  reasonable
                                    attorneys'  fees,   judgments,   settlement,
                                    fines and penalties that are incurred by the
                                    counter-party   arising   out   of   or   in
                                    connection  with  the  performance  of  each
                                    party's  obligations  under  this  Agreement
                                    unless the claim or alleged  claim  resulted
                                    from   the   willful    misconduct,    gross
                                    negligence or fraud of the party claiming indemnification

If the above meets with your understanding, please countersign this Agreement at the lower left to acknowledge your agreement and acceptance with the terms and conditions outlined above and return a signed copy to me at your earliest convenience. We look forward to a long and mutually rewarding relationship.

                                 Sincerely,
                                 Dominix, Inc.


                                 By:
                                   ---------------------------------------------
                                   Andrew J. Schenker, Sole Officer and Director


ACCEPTED AND AGREED TO
THIS 8 day of December 2003:


----------------------------
Raymond Barton



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